UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 29, 2008

               AEGEAN EARTH AND MARINE CORPORATION
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

       Cayman Islands            000-52136                  N/A
----------------------------    ------------         -------------------
(State or other jurisdiction    (Commission           (I.R.S. Employer
 of incorporation)              File Number)         Identification No.)

                  c/o Nautilus Global Partners
                      700 Gemini, Suite 100
                        Houston, TX 77027
        -------------------------------------------------
        (Address of Principal Executive Offices/Zip Code)

                         (281) 488-3883
      ----------------------------------------------------
      (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01. Financial Statements and Exhibits.

In connection with the Acquisition reported in Aegean Earth and Marine Corporation's (the "Company") Form 8-K filed with the Securities and Exchange Commission on March 6, 2008, the Company is filing the following financial statements, pursuant to Item
9.01 of Form 8-K herewith:

Pro forma information for the Company reflecting the Acquisition has not been provided because historically, the Company has had no operations and, therefore, a pro forma presentation of the Company's financial information would, for the most part, be a presentation of Aegean Earth S.A.'s historical financial statements. The business of the Company going forward will be the business of Aegean Earth S.A. and, accordingly, a more accurate representation of the effect of the Acquisition on a pro forma basis is provided by a review of Aegean Earth S.A.'s financial statements attached hereto as Exhibit 99.1


     (a)  Financial statements of business acquired.
          -----------------------------------------

Audited Financial Statements of Aegean Earth S.A. for its fiscal years ended December 31, 2007 and 2006.

    (d)   Exhibits
          --------

Exhibit
Number    Exhibit Description
-------   -------------------

99.1 Audited Financial Statements of Aegean Earth S.A. for its fiscal years ended December 31, 2007 and 2006

Information regarding the Company is contained in the Company's latest quarterly report on Form 10-Q filed with the SEC and is available at www.sec.gov.

    This Amended Current Report on Form 8-K/A may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).


                            SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AEGEAN EARTH AND MARINE CORPORATION

Date:  April 21, 2008           By: /s/ Rizos Krikis
                                   --------------------------------
                                   Rizos Krikis
                                   Chief Financial Officer
                                   (Principal Accounting and
                                   Financial Officer)

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